SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2012

CONSTANT CONTACT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001- 33707	04-3285398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(781) 472-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 12, 2012, Constant Contact, Inc., a Delaware corporation (“Constant Contact”), SinglePlatform, Corp., a Delaware corporation (“SinglePlatform”), Match Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Constant Contact (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative (the “Stockholder Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, also on June 12, 2012, Merger Sub was merged with and into SinglePlatform, with SinglePlatform continuing as the surviving corporation and a wholly-owned subsidiary of Constant Contact (the “Merger”). Constant Contact acquired SinglePlatform for an aggregate merger consideration of $65,000,000, subject to certain adjustments, plus an additional amount of up to $30,000,000 in earn-out payments based upon SinglePlatform meeting certain revenue targets over the next two years, to be measured in six month intervals (the “Merger Consideration”). The Merger Agreement also contains customary representations, warranties and indemnities of SinglePlatform and Constant Contact.

On the terms and subject to the conditions set forth in the Merger Agreement, which was approved by the Board of Directors of Constant Contact (the “Board”), at the effective time of the Merger (the “Effective Time”), and as a result thereof, (i) each share of common stock, par value $0.0001 per share, of SinglePlatform (each, a “SinglePlatform Common Share”), (ii) each share of Series Seed Preferred Stock, par value $0.0001 per share, of SinglePlatform (each, a “SinglePlatform Series Seed Preferred Share”), and (iii) each share of Series A Preferred Stock, par value $0.0001 per share, of SinglePlatform (each, a “SinglePlatform Series A Preferred Share”) that was issued and outstanding immediately prior to the Effective Time has been cancelled, extinguished and converted at the Effective Time into the right to receive an amount in cash, without interest, equal to the quotient obtained by dividing (i) the sum of the Merger Consideration and the aggregate option exercise price of all vested options by (ii) the fully diluted capital stock of SinglePlatform (the “Per Share Merger Consideration”), subject to adjustment under certain conditions as described in the Merger Agreement.

Each option to purchase SinglePlatform Common Shares that was vested and outstanding immediately prior to the Effective Time (each, a “Vested Option”) has been canceled as of the Effective Time and, in exchange therefor, each former holder of any such canceled Vested Option will receive, in cash, the amount by which the Per Share Merger Consideration exceeds the exercise price of such Vested Option multiplied by the number of shares of SinglePlatform Common Shares subject to such Vested Option. Each option to purchase SinglePlatform Common Stock that was outstanding and unvested immediately prior to the Effective Time has been cancelled and extinguished without consideration.

Following the Effective Time, Wiley Cerilli, the former chief executive officer of SinglePlatform and a stockholder of SinglePlatform, joined the Constant Contact executive team as vice president and general manager, SinglePlatform.

The foregoing brief description of the Merger and the Merger Agreement are qualified in their entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Constant Contact in Constant Contact’s public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement and exhibits thereto are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to SinglePlatform or Constant Contact. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

Constant Contact, Inc. 2012 Inducement Award Plan

On June 11, 2012, the Compensation Committee (the “Compensation Committee”) of the Board adopted the Constant Contact, Inc. 2012 Inducement Award Plan (the “2012 Inducement Plan”). Constant Contact intends to grant awards under the 2012

Inducement Plan to persons not previously employees or directors of Constant Contact, or following a bona fide period of non-employment, as an inducement material to such individuals entering into employment with Constant Contact (or in connection with the acquisition of such individuals’ employer by Constant Contact) and to provide incentives for such persons to exert maximum efforts for Constant Contact’s success.

The 2012 Inducement Plan provides for the grant of nonstatutory stock options, which are not intended to qualify as “incentive stock options” under Section 422 of the Internal Revenue Code of 1986, and restricted stock unit awards. Constant Contact may grant these awards as an inducement material to an individual’s entering into employment with Constant Contact or in connection with an acquisition, within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules.

Effectiveness; Number of Shares Available for Issuance

The 2012 Inducement Plan became effective upon approval of the 2012 Inducement Plan by the Compensation Committee. Constant Contact may issue up to an aggregate of 257,780 shares of Constant Contact’s common stock pursuant to the 2012 Inducement Plan, subject to adjustment in the event of stock splits and other similar events. Shares issued under the 2012 Inducement Plan may consist in whole or in part of authorized but unissued shares or may be issued shares that Constant Contact has reacquired (provided that open market purchases of shares using the proceeds from the exercise of awards do not increase the number of shares available for future grants).

If an award granted under the 2012 Inducement Plan expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of common stock subject to such award being repurchased by Constant Contact) or otherwise results in any common stock not being issued, the unused common stock covered by such award will become available for issuance pursuant to a new award under the 2012 Inducement Plan.

Types of Awards

The 2012 Inducement Plan provides for the grant of nonstatutory stock options and restricted stock units, each of which is described below.

Stock options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price, subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price that will be not less than 100% of the fair market value of the common stock on the date of grant. Under the 2012 Inducement Plan, options may not be granted for a term in excess of seven years. Options may not provide for the automatic grant of additional shares in connection with the exercise of the original option and options may not provide for the payment or accrual of dividend equivalents. The 2012 Inducement Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to Constant Contact of shares of common stock, (iii) subject to certain conditions, “net exercise” in which a portion of the shares to be issued on exercise are withheld to pay the exercise price, (iv) any other lawful means, or (v) any combination of these forms of payment.

Restricted stock units. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered at the time such shares vest pursuant to the terms and conditions of the awards, as established by the Board, although the Board may provide that these awards will be settled in cash.

The Board will determine the terms and conditions of each restricted stock unit award, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any, subject to the limitations described in “Limitations on Vesting Conditions of Restricted Stock Units” below.

To the extent provided by the Board, in its sole discretion, a grant of restricted stock units may provide participants with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of common stock and will be subject to the same restrictions on transfer and forfeitability as the restricted stock units with respect to which paid, as determined by the Board in its sole discretion, subject in each case to such terms and conditions as the Board shall establish, in each case to be set forth in the applicable award agreement. Any dividend equivalent payments will be made no later than the latest of the end of the calendar year in which the dividends are paid to stockholders of the class of stock underlying the restricted stock units, the 15th day of the third month following the date the dividends are paid to stockholders of that class of stock, or the 15th day of the third month following the date on which the restricted stock unit to which the dividends pertain vests, absent a further deferral that complies with Section 409A of the Code.

Transferability of Awards

In general, awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, with the Board’s consent, a participant can transfer an award without payment to an immediate family member, family trust, or certain other related entities (to the extent a Registration Statement on Form S-8 would cover the transferee).

Eligibility to Receive Awards

Awards may only be granted under the 2012 Inducement Plan to employees of Constant Contact who meet the following requirements: (a) the employee was previously not an employee, or the employee is returning to the employment of Constant Contact following a bona-fide period of non-employment, and (b) the grant of an Award under the 2012 Inducement Plan is a material inducement to the employee’s decision to enter into the employment of Constant Contact. Notwithstanding the foregoing, an employee may also be granted an award in connection with a merger, acquisition or similar transaction by which Constant Contact is acquiring the individual’s employer or its affiliates, to the extent permitted by the rules of the NASDAQ Stock Market governing stockholder approval of inducement equity compensation plans.

Administration

The 2012 Inducement Plan is administered by the Board. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2012 Inducement Plan and to interpret the provisions of the 2012 Inducement Plan. Pursuant to the terms of the 2012 Inducement Plan, the Board may delegate authority under the 2012 Inducement Plan to the Compensation Committee. The Board has authorized the Compensation Committee to administer certain aspects of the 2012 Inducement Plan, including the granting of options and restricted stock units to executive officers and other employees.

Subject to any applicable limitations contained in the 2012 Inducement Plan, the Board and the Compensation Committee, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options (which may not be less than 100% of fair market value of Constant Contact’s common stock), (iii) the duration of options (which may not exceed seven years), and (iv) the number of shares of common stock subject to any restricted stock unit award and conditions of such awards, including conditions for repurchase (or forfeiture), issue price and repurchase price, subject to the limitations described in “Limitations on Vesting Conditions of Restricted Stock Units” below.

The Board is required to make appropriate adjustments in connection with the 2012 Inducement Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2012 Inducement Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (a) Constant Contact’s merger or consolidation with or into another entity as a result of which all of Constant Contact’s common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled or (b) any exchange of all of Constant Contact’s common stock for cash, securities or other property pursuant to a share exchange transaction or (c) Constant Contact’s liquidation or dissolution. In connection with a Reorganization Event, the Board may take any one or more of the following actions as to all or any outstanding awards on such terms as the Board determines: (i) provide that awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options or other unexercised awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards will become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such Reorganization Event, (iv) in the event of a Reorganization Event under the terms of which holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to an award holder equal to (A) the Acquisition Price times the number of shares of common stock subject to the holder’s awards (to the extent the exercise price does not exceed the Acquisition Price) minus (B) the aggregate exercise price of all the holder’s outstanding awards, in exchange for the termination of such awards, (v) provide that, in connection with Constant Contact’s liquidation or dissolution, awards will convert into the right to receive liquidation proceeds (if applicable, net of the exercise price) and (vi) any combination of the foregoing. Additional actions may be taken in connection with any restricted stock unit awards that are subject to the special tax rules of Section 409A of the Internal Revenue Code of 1986.

Restrictions on Repricing

Unless Constant Contact’s stockholders approve such action (or it is appropriate under a change in capitalization or a Reorganization Event), the 2012 Inducement Plan provides that Constant Contact may not (1) amend any outstanding option granted under the 2012 Inducement Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding award, (2) cancel any outstanding option and grant in substitution therefor new awards under the 2012 Inducement Plan covering the same or a different number of shares of common stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled award, (3) cancel in exchange for a cash payment any options that have an exercise price per share above the then-current fair market value, or (4) take any other action that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market.

Limitations on Vesting Conditions of Restricted Stock Units

No vesting condition applicable to any restricted stock unit that is based on performance criteria (and/or level of achievement as compared to such criteria) may be based on performance over a period of less than one year and no such vesting condition that is based solely upon continued employment or the passage of time may provide for vesting in full of a restricted stock unit in less than pro rata installments over three years, in each case other than (x) with respect to awards covering a number of shares not exceeding 10% of the total number of shares subject to the 2012 Inducement Plan, (y) restricted stock units that are issued upon exercise or settlement of options or (z) upon death, disability or retirement of the participant, in each case as specified in the agreement evidencing such restricted stock unit.

Acceleration

The Board may at any time provide that any award will become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

Provisions for Foreign Participants

The Board may modify awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2012 Inducement Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

Amendment or Termination

No award may be made under the 2012 Inducement Plan after June 11, 2022 but awards previously granted may extend beyond that date. The Board may amend, suspend or terminate the plan or any portion of the plan at any time, provided that no amendment that would require stockholder approval under the rules of the NASDAQ Stock Market may be effective unless and until our stockholders approve such amendment.

The foregoing brief description of the terms of the 2012 Inducement Plan is qualified in its entirety by reference to the complete text of the 2012 Inducement Plan and the forms of awards adopted under the 2012 Inducement Plan, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 – Agreement and Plan of Merger above is incorporated herein by reference as if fully set forth herein.

Item 2.02	Results of Operations and Financial Condition.

On June 13, 2012, Constant Contact issued a press release announcing the Merger Agreement described in Item 1.01 above and announcing an update to its financial guidance in light of the transactions contemplated thereby (the “Press Release”). The Press Release also discloses that Constant Contact updated its financial guidance for the second quarter of 2012 and full year 2012 and provided additional guidance for 2013 and 2014 to reflect the Merger (the “Updated Financial Guidance”). The Updated Financial Guidance set forth in the Press Release supersedes Constant Contact’s financial guidance for the second quarter of 2012 and full year 2012 disclosed in the press release issued by Constant Contact on April 26, 2012, which was furnished to the Securities and Exchange Commission (the “Commission”) under Item 2.02 of Constant Contact’s Current Report on Form 8-K, as furnished to the Commission on April 26, 2012. A copy of the Press Release, solely with respect to the Updated Financial Guidance, is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

As disclosed under Item 2.02 of this Current Report on Form 8-K, on June 13, 2012, Constant Contact issued the Press Release announcing the Merger Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1 and, except with respect to the Updated Financial Guidance, is incorporated herein by reference. Except with respect to the Updated Financial Guidance, the Press Release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and shall be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, to the extent otherwise provided in such Acts and the rules and regulations promulgated thereunder.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Constant Contact will file the financial statements required by Item 9.01(a) of Form 8-K with respect to its acquisition of SinglePlatform as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(b) Pro Forma Financial Information

Constant Contact will file the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to its acquisition of SinglePlatform as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed pursuant to Item 2.01 of Form 8-K.

(d) Exhibits.

See Exhibit Index hereto.

Forward Looking Statements

Information set forth in this Current Report on Form 8–K contains forward-looking statements that involve numerous risks and uncertainties. The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934 including, without limitation, statements regarding the expected benefits and closing of the proposed Merger and management’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Constant Contact on the date hereof. These statements are often, but not always, identified by the words “believe”, “positioned”, “estimate”, “project”, “target”, “continue”, “intend”, “expect”, “future”, “anticipates”, “objectives”, and similar expressions that are not statements of historical fact. These statements are not guarantees of future events or future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Constant Contact’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made. Neither Constant Contact nor any other person can assume responsibility for the accuracy and completeness of forward looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Constant Contact’s control. While Constant Contact may elect to update forward-looking statements at some point in the future, it does not undertake any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. For additional information please refer to Constant Contact’s most recent Form 10–K, 10–Q and 8–K reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.

By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel

Date: June 13, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 12, 2012, by and among Constant Contact, Inc., Match Acquisition
Corporation, SinglePlatform, Corp. and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as Stockholder Representative*

10.1(1)	Constant Contact, Inc. 2012 Inducement Award Plan

10.2	Form of Stock Option Agreement under 2012 Inducement Award Plan

10.3	Form of Restricted Stock Unit Agreement under 2012 Inducement Award Plan for Wiley Cerilli

10.4	Form of Restricted Stock Unit Agreement under 2012 Inducement Award Plan for Key Employees

99.1	Press Release of Constant Contact, Inc., dated as of June 13, 2012, announcing entry into the Merger Agreement.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Constant Contact agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.
(1)	Incorporated by reference to the Constant Contact Registration Statement on Form S-8 filed with the Securities and Exchange Commission on June 13, 2012.